UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2010

K-V Pharmaceutical Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9601	43-0618919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO	63044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 4, 2010, K-V Pharmaceutical Company (the “Company”) received a written notice (the “Notice”) executed by the Marc S. Hermelin Revocable Trust DTD 7/23/99, a stockholder of the Company, requesting the Board of Directors of the Company (the “Board”) to fix a record date for stockholder action by written consent relating to the adoption of certain amendments to the Company’s By-Laws (the “Proposed Amendments”). A copy of the Notice, which includes as an exhibit the proposed action by written consent of stockholders and the Proposed Amendments, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s current By-Laws, amended as of December 29, 2009, was filed as Exhibit 3.2 to the Current Report on Form 8-K filed by the Company on January 4, 2010 and is incorporated herein by reference.

The Company’s current By-Laws provide that the Board shall fix a record date for stockholder action by written consent upon request by any stockholder of record to do so. Pursuant to the Company’s current By-Laws, and in response to the Notice, on June 7, 2010, the Board set a record date of the close of business on June 10, 2010 to determine the Company’s stockholders eligible to consent in writing to the adoption of the Proposed Amendments.

The Company’s current By-Laws provide that the By-Laws may be amended by the stockholders. The Board has not approved the Proposed Amendments and is not seeking stockholder action with respect to the Proposed Amendments.

A copy of the press release issued by the Company on June 8, 2010 in connection with the foregoing is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.2	By-Laws of K-V Pharmaceutical Company, amended as of December 29, 2009 (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K filed by the Company on January 4, 2010)

99.1	Notice of Request to the Board of Directors of K-V Pharmaceutical Company to Fix a Record Date, dated June 4, 2010 *

99.2	Press Release, dated June 8, 2010 *

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-V Pharmaceutical Company

By:	/s/ David A. Van Vliet
David A. Van Vliet
Interim President and Interim Chief Executive Officer

Date: June 8, 2010

EXHIBIT INDEX

Exhibit No.	Description
3.2	By-Laws of K-V Pharmaceutical Company, amended as of December 29, 2009 (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K filed by the Company on January 4, 2010)

99.1	Notice of Request to the Board of Directors of K-V Pharmaceutical Company to Fix a Record Date, dated June 4, 2010 *

99.2	Press Release, dated June 8, 2010 *

*	Filed herewith